                        SEMIANNUAL REPORT / APRIL 30 2001

                            AIM STRATEGIC INCOME FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                     THE CHESS GAME BY ALICE KENT STODDARD

            CHESS IS LARGELY VIEWED AS A GAME OF STRATEGY, IN WHICH

      PLANNING THE MOVES OF EACH PIECE ON THE BOARD LEADS TO THE ULTIMATE

     GOAL OF WINNING THE GAME. LIKE A THOUGHTFUL CHESS PLAYER, THIS FUND'S

      MANAGEMENT TEAM CAREFULLY WEIGHS ITS OPTIONS AND CHOOSES SECURITIES

         FOR THE PORTFOLIO THAT WILL HELP THE FUND REACH ITS OBJECTIVE.

                     -------------------------------------

AIM Strategic Income Fund is for shareholders who seek high current income and, secondarily, growth of capital by investing mainly in debt securities of issuers in the United States, developed and developing foreign countries.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Strategic Income Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had the advisor not waived fees returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for periods ended 4/30/01 were as follows. Class A shares, 10 years, 6.16%; five years, 2.57%; one year, -2.50%. Class B shares, inception (10/22/92), 5.27%; five years, 2.62%; one year, -2.93%. Class C shares, inception (3/1/99), -1.16%; one year, 0.85%.
o In addition to returns as of the close of the reporting period, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 3/31/01 (the most recent calendar quarter-end), which are as follows. Class A shares, 10 years, 6.37%; five years, 3.10%; one year, -5.10%. Class B shares, inception (10/22/92), 5.38%; five years, 3.13%; one year, -5.51%. Class C shares, inception (3/1/99), -1.03%; one year, -1.93%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.
o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and sales charges, and annualized.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of information required to be provided by non-U.S. companies.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal and income than do U.S. government securities (such as U.S. Treasury bills and bonds, the repayment of principal and interest of which is guaranteed by the government if held to maturity).
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Multi-Sector Income Fund Index represents an average of the performance of the 30 largest multi-sector income funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
     NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                            AIM STRATEGIC INCOME FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                            AIM STRATEGIC INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


GLOBAL SHIFT TOWARD RISK AVERSION BENEFITS BONDS

WITH THE GLOBAL SHIFT TOWARD RISK AVERSION, HOW DID THE FUND PERFORM?
AIM Strategic Income Fund maintained its unbroken record of providing attractive monthly income. As of the close of the reporting period on April 30, 2001, the fund's 30-day distribution rates at maximum offering price were 7.59% for Class A shares and 7.28% for Class B and Class C shares. The fund's 30-day SEC yield at maximum offering price was 7.44%, 7.13% and 7.13% for Class A, Class B and Class C shares, respectively.
    The bond market, which had been battered for about a year and a half, experienced an encouraging upturn after the Federal Reserve Board (the Fed) began cutting interest rates in January. During the six months ended April 30, 2001, the fund posted total returns (excluding sales charges) of 2.61% for Class A shares, 2.37% for Class B shares and 2.48% for Class C shares. These results compare favorably with its peer group in the Lipper Multi-Sector Income Fund Index, which returned 2.38% for the period.

WHAT TRENDS AFFECTED BONDS DURING THE REPORTING PERIOD?
Stock-market volatility and economic uncertainty fostered a global shift toward increased risk aversion during the period. Further, toward the end of 2000 the U.S. economy decelerated much more abruptly than many expected, which prompted the Fed to begin a series of interest rate reductions in early 2001 to stimulate economic growth. By the close of the reporting period, the Fed had cut the federal funds rate four times to 4.5% from 6.5%.
    While these events benefited bonds of all stripes, U.S. investment-grade debt markets did particularly well; even the beleaguered U.S. high-yield market rebounded sharply for a time, only to fall victim once again to increased economic uncertainty in the last three months of the reporting period.

                     -------------------------------------

                         FURTHER, TOWARD THE END OF 2000

                        THE U.S. ECONOMY DECELERATED MUCH

                        MORE ABRUPTLY THAN MANY EXPECTED.

                     -------------------------------------


    Due to currency movements, Europe and Asia provided somewhat mixed results during the period. While Europe was strong during the first four months of the reporting period, returns weakened considerably in 2001 as the dollar strengthened against the euro. In Asia, the spotlight was on Japan, where concern again arose about the country's ability to avoid recession. This caused the Japanese bond market in unhedged terms to decline during the period.

HOW DID DOMESTIC BONDS AND CONVERTIBLE SECURITIES FARE?
U.S. bond markets were characterized by several events. Credit markets rebounded strongly and led all other sectors in performance during the period. This was a reversal from prior periods when government bonds led performance. Interest-rate declines in the period led to strong performance in short- and intermediate-maturity bonds as shorter-term securities are more sensitive to declining interest rates. Finally, longer-duration securities were negatively affected as the yield curve shifted to a positive slope and the segment 10 years and longer experienced rising yields. Since the beginning of the year, the 30-year Treasury bond yield increased from 5.46% to 5.77% at the end of the reporting period.



HOW DID NON-U.S. BONDS FARE DURING THE PERIOD?
Despite continued strength in the U.S. dollar, non-U.S. markets performed quite well in the reporting period. Interest-rate reductions in the United States were followed by similar moves by several central banks and non-U.S. bond markets followed U.S. markets with their own powerful rallies.
    Returns were generally positive in European markets while the Asia-Pacific region showed mixed results due to uncertainties surrounding the Japanese economy, which caused the yen to weaken during the period. In unhedged terms, the Asia-Pacific region produced negative returns; however, the bulk of this negative performance was due solely to Japan as most of the other countries in the region

--------------------------------------------------------------------------------
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          See important fund and index disclosures inside front cover.

                            AIM STRATEGIC INCOME FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                             [THE CHESS GAME IMAGE]

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

====================================================================================================================================
                                                                        % OF
TOP HOLDINGS                                       COUPON  MATURITY  PORTFOLIO  TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. Federal Home Loan Mortgage Corp.                7.00%    6/31     11.81%     1. U.S. Government Securities             13.23%

 2. Brazil (Republic of) Bonds                      8.88     4/24      2.51      2. Broadcasting                           11.26
                                                                                    (Television, Radio & Cable)

 3. Republic of Brazil                             14.50    10/09      2.16      3. Sovereign Debt                         10.34

 4. Mirant Trust I - Series A, $3.13 Conv. Pfd        --       --      1.94      4. Electric Companies                      8.75

 5. News America Holdings Inc., Putable Notes       8.45     8/34      1.90      5. Oil & Gas (Exploration & Production)    8.13

 6. News America Holdings Inc., Sr. Gtd. Deb.       9.25     2/13      1.71      6. Publishing (Newspapers)                 3.60

 7. Waste Management, Inc., Putable Unsec. Notes    7.10     8/26      1.70      7. Natural Gas                             3.20

 8. Charter Communications, Inc., Conv. Bonds       5.75    10/05      1.53      8. Telecommunications                      2.99
                                                                                    (Cellular/Wireless)

 9. Texas-New Mexico Power Co., Sr. Sec. Notes      6.25     1/09      1.52      9. Oil & Gas (Drilling & Equipment)        2.76

10. Federal National Mortgage Association,                                      10. Financial (Diversified)                 2.67
    Unsec. Sub Nts                                  6.25     2/11      1.42

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================


posted positive unhedged returns. In hedged terms, the Asia-Pacific region was actually positive for the period, according to Lehman Brothers.
    In developing nations, sovereign debt continued to perform relatively well in higher-grade markets such as Mexico and Poland.


HOW DID THE FUND RESPOND TO THESE CHANGES?
The fund was well positioned to benefit from the events in the period. Its largely investment-grade exposure, approximately 56% of the fund, benefited from the investment-grade rally sparked by lower interest rates. Further, the fund's non-U.S. exposure was largely hedged, which benefited performance as the U.S. dollar strengthened against the euro in the second half of the reporting period. Finally, the fund's duration, slightly longer than that of its benchmark, also benefited the fund as interest rates fell during the period.
    Hurting the fund's performance during the period was the fund's high-yield and convertible exposure. While staging an initial rally as the Fed lowered interest rates in early January, both sectors fell victim to continuing economic uncertainty in the later part of the reporting period.

WHAT SECTORS AND HOLDINGS LOOK INTERESTING RIGHT NOW?
Despite the events in California, we see good opportunities in energy and power-generation firms. Energy and power have been some of the stronger sectors, and with demand for energy expected to remain high, we maintain a favorable outlook on these sectors. Holdings include Mirant, which constructs and operates power plants and sells electricity, natural gas and other energy commodities in North America, Europe, and Asia; Texas-New Mexico Power, a provider of electric service to customers in parts of Texas and New Mexico; and Niagara Mohawk, which provides electric service and distributes natural gas in New York state.
    We also see good possibilities in selected capital-goods and communications-services sectors. Within the capital-goods sector, we are attracted to environmental-services company Waste Management. In the communications sector, we like News America Holdings, which is in the newspaper publishing and entertainment industries.

HOW DID THE SITUATION STAND AT THE END OF THE REPORTING PERIOD ON APRIL 30? Conditions remained attractive for fixed-income investors. In terms of fixed-income markets, the current environment continues to favor global credit sectors as central banks work to engineer a rebound in global economic growth. In addition to the possibility of more interest-rate cuts, it appeared that in the United States the Bush administration would succeed in getting a tax-relief package passed in Congress. Both these events could enhance the overall attractiveness of global financial assets, including stocks and bonds.
    In the United States, inflation continues to remain low after excluding the volatile energy component, and unemployment, while rising moderately, remains low from a historical perspective. Unemployment remains a concern, however, because should the unemployment rate increase sharply, consumers might reduce spending. That could spark further economic weakness and again raise the possibility of a recession.
    In non-U.S. markets, the outlook also remains positive. While the European Central Bank initially disappointed markets by not lowering interest rates in tandem with the U.S. central bank, toward the close of the reporting period interest-rate cuts were in progress.

          See important fund and index disclosures inside front cover.

                            AIM STRATEGIC INCOME FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                            AIM STRATEGIC INCOME FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

WORLDLY TERMS FOR INVESTING OVERSEAS

Opportunities to invest overseas through mutual funds continue to grow as foreign markets expand and the mutual fund industry broadens its product line.
    Here are some definitions you may find helpful in understanding your global investments.

INTERNATIONAL AND GLOBAL FUNDS.
International funds invest substantially all their assets outside the United States. Global funds invest here and overseas. This may enhance opportunities for an investment's growth since a slump in one nation's market may be offset by another's good performance. However, by placing all its assets overseas, an international fund exposes your entire investment in it to currency risk. A global fund may provide some shelter from currency risk because some of its investments will be in U.S. stocks or bonds. The risk/reward profile of a global fund may resemble that of an international fund. In addition to currency risk, international and global funds pose other risks not associated with domestic investing, including differences in accounting and in custody arrangements for a fund's foreign holdings, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

EMERGING OR DEVELOPING MARKETS.
Markets in countries moving from agriculture-based to industrialized economies, or from socialized systems to free markets. Brazil and Poland are examples. Relatively few securities trade in such new markets--imagine a market with as many companies as Wyoming rather than as many as the United States. The total market capitalization of Taiwan, for instance, is smaller than that of some large American corporations.
    Small size makes these markets vulnerable to the movement of large amounts of money, as the global crises of 1997-98 demonstrated. They are also very dependent on the health of more developed countries, whose prosperity often creates the demand for the goods and services developing markets have to offer. Because of these characteristics, a mutual fund that invests in developing nations is a riskier investment than a fund that invests only in developed markets.

ADRs (AMERICAN DEPOSITARY RECEIPTS).
Tools to simplify overseas investing, often used by mutual fund managers.
    Instead of buying shares of foreign companies directly in foreign markets, which may have different trade-settlement and other practices, a fund manager can buy ADRs. An ADR is a receipt, created by a U.S. bank, representing ownership of shares of a foreign company. The underlying shares are held by a custodian in the issuing company's home country. ADRs are denominated in dollars and registered with the SEC. They trade on exchanges and over the counter, as U.S. shares do. An ADR entitles the owner to dividends and capital gains produced by the underlying shares.
    An ADR will be identified by those initials in the Schedule of Investments in your fund's financial pages.

GDRs (GLOBAL DEPOSITARY RECEIPTS).
Similar to ADRs. GDRs can be issued by European, Asian, U.S. or Latin American corporations, and are often issued by companies in emerging markets. They can be traded on stock exchanges around the world, thus allowing a company to raise capital in many markets, not just its home market. As with an ADR, a GDR in your fund's portfolio will be identified by those initials in the Schedule of Investments.

CURRENCY RISK.
For an American investor, the risk that changes in the value of the dollar compared to other currencies will hurt an investment. For example, if your mutual fund is earning interest in British pounds, a weak dollar is good for you. If you were to sell your shares, you would have to convert the pounds into dollars. If the dollar had declined, the pounds you've earned would buy more dollars. If the dollar had risen, your pounds would buy fewer dollars.

HEDGE.
An investment designed to offset the risk of another investment, often used to manage currency risk. One simple currency hedge is a forward foreign currency contract. Let's say you have an investment denominated in British pounds that you would like to protect from changes in the relative value of pounds and dollars. You could sign a contract with another party to exchange pounds and dollars on a specified later date at the exchange rate prevailing when the contract is signed. This eliminates the risk of loss (and the possibility of gain) caused solely by changes in the relative value of the two currencies. Such a forward foreign currency contract would be listed in the financial notes in your fund's annual and semiannual reports.

                            AIM STRATEGIC INCOME FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

PORTFOLIO TUNE-UP ADJUSTS SHIFTING ASSETS

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1995, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and the Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced an average annual total return of 18.33%, while bonds grew only 6.46% per year on average. As a result, you'd have $115,978 in stock funds and $68,366 in bond funds (a 63/37 allocation) on December 31, 2000. If you wanted to bring your allocation back into balance, you'd need to shift $23,806 from stock to fixed-income funds.

    TAX CONSEQUENCES One way to rebalance is to shift your assets among different funds (selling equity shares and moving the proceeds into your fixed-income funds). But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.


                         TIME AND MARKETS SHIFT BALANCE


         Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $115,978 in stock funds and $68,366 in bond funds, due to the strong performance of the stock market.



                [PIE CHART]                            [PIE CHART]

         ==============================================================
                 12/31/95                            12/31/00
         --------------------------------------------------------------

           Stock Funds     50%                    Bond Funds      37%

           Bond Funds      50%                    Stock Funds     63%

         ==============================================================


         Source: Lipper, Inc.


TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or an IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial advisor should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your advisor as a way to keep an eye on your nest egg.

*The unmanaged Lehman Aggregate Bond Index represents the performance of corporate debt securities. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

                            AIM STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
U.S. DOLLAR DENOMINATED NON-
  CONVERTIBLE BONDS &
  NOTES-74.64%

AIRLINES-1.89%

Delta Air Lines, Inc.
  Deb., 10.38%, 12/15/22              1,300,000   $   1,366,534
---------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09         500,000         472,605
---------------------------------------------------------------
Dunlop Standard Aerospace
  Holdings PLC (United Kingdom),
  Sr. Unsec. Sub. Yankee Notes,
  11.88%, 05/15/09                      400,000         426,000
===============================================================
                                                      2,265,139
===============================================================

BANKS (MAJOR REGIONAL)-2.57%

BB&T Corp., RAPS Sub. Notes,
  6.38%, 06/30/05                       900,000         896,661
---------------------------------------------------------------
Firstar Bank N.A., Unsec. Sub.
  Notes, 7.13%, 12/01/09                600,000         616,662
---------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24         1,500,000       1,563,810
===============================================================
                                                      3,077,133
===============================================================

BANKS (MONEY CENTER)-2.47%

Bank of America Corp., Sub.
  Notes, 9.38%, 09/15/09                700,000         804,132
---------------------------------------------------------------
First Union Corp., Unsec. Putable
  Sub. Deb., 6.55%, 10/15/35            900,000         906,750
---------------------------------------------------------------
  7.50%, 04/15/35                     1,200,000       1,249,860
===============================================================
                                                      2,960,742
===============================================================

BANKS (REGIONAL)-1.26%

NBD Bank N.A. Michigan, Unsec.
  Putable Sub. Deb., 8.25%,
  11/01/24                              725,000         787,785
---------------------------------------------------------------
Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08           760,000         719,363
===============================================================
                                                      1,507,148
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-9.73%

Adelphia Communications Corp.
  Series B, Sr. Unsec. Notes,
  9.88%, 03/01/07                       140,000         142,100
---------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%,
    10/01/10                            550,000         580,250
---------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.
  Sr. Unsec. Bonds, 7.88%,
  07/15/09                            1,080,000       1,035,137
---------------------------------------------------------------
  Sr. Unsec. Deb., 8.25%,
    02/01/30                            820,000         722,551
---------------------------------------------------------------
British Sky Broadcasting Group
  PLC (United Kingdom), Sr.
  Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                       750,000         739,117
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

Charter Communications Holdings,
  LLC/Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Sub. Notes,
  10.25%, 01/15/10                      900,000   $     951,750
---------------------------------------------------------------
  10.75%, 10/01/09                      510,000         553,350
---------------------------------------------------------------
  11.13%, 01/15/11                      220,000         238,700
---------------------------------------------------------------
Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00; Cost $992,530)(a)         1,000,000       1,041,730
---------------------------------------------------------------
CSC Holdings Inc.
  Sr. Unsec. Notes,
    7.25%, 07/15/08                     500,000         482,925
---------------------------------------------------------------
    7.63%, 04/01/11 (Acquired
      03/15/01; Cost $598,088)(a)       600,000         586,824
---------------------------------------------------------------
    7.88%, 12/15/07                     775,000         776,922
---------------------------------------------------------------
    Series B, 8.13%, 07/15/09           400,000         405,556
---------------------------------------------------------------
  Sr. Unsec. Deb., 7.88%,
    02/15/18                          1,250,000       1,162,862
---------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom)
  Sr. Unsec. Disc. Yankee Notes,
    10.75%, 02/15/07(b)                 500,000         342,500
---------------------------------------------------------------
  Sr. Unsec. Unsub. Disc. Notes,
    13.25%, 09/30/04(b)                 250,000         241,250
---------------------------------------------------------------
NTL Inc.-Series B, Sr. Notes,
  11.50%, 02/01/06                      700,000         605,500
---------------------------------------------------------------
Pegasus Communications
  Corp.-Series B, Sr. Notes,
  9.63%, 10/15/05                       500,000         472,500
---------------------------------------------------------------
TCI Communications, Inc., Sr.
  Unsec. Deb., 8.75%, 08/01/15          500,000         556,120
===============================================================
                                                     11,637,644
===============================================================

COMMUNICATIONS EQUIPMENT - 1.15%

Comverse Technology, Inc., Sr.
  Unsec. Sub. Deb., 1.50%,
  (Acquired 12/05/00; Cost
  $1,537,500)(a)                      1,500,000       1,368,750
===============================================================

COMPUTERS (NETWORKING)-0.26%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08        400,000         311,000
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.27%

Globix Corp., Sr. Unsec. Notes,
  12.50%, 02/01/10                    1,030,000         316,725
===============================================================

CONSUMER FINANCE-1.26%

Capital One Financial Corp.,
  Unsec. Notes, 7.25%, 05/01/06       1,280,000       1,249,408
---------------------------------------------------------------
Ford Motor Credit Co., Unsec.
  Notes, 7.38%, 10/28/09                250,000         256,197
===============================================================
                                                      1,505,605
===============================================================

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
ELECTRIC COMPANIES-5.36%

Allegheny Energy Supply Co. LLC,
  Notes, 7.80%, 03/15/11
  (Acquired 03/09/01; Cost
  $698,577)(a)                          700,000   $     681,478
---------------------------------------------------------------
CILCORP, Inc., Sr. Unsec. Bonds,
  9.38%, 10/15/29                       500,000         549,695
---------------------------------------------------------------
Cleveland Electric Illuminating
  Co. (The) First Mortgage Bonds,
  6.86%, 10/01/08                       400,000         390,316
---------------------------------------------------------------
  Series D, Sr. Sec. Notes,
    7.88%, 11/01/17                   1,000,000         988,470
---------------------------------------------------------------
Niagara Mohawk Power Corp.-Series
  H, Sr. Unsec. Disc. Notes,
  8.50%, 07/01/10(b)                  2,000,000       1,690,100
---------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec. Notes,
  7.10%, 08/01/05                       300,000         294,567
---------------------------------------------------------------
Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09         2,000,000       1,818,940
===============================================================
                                                      6,413,566
===============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.85%

Israel Electric Corp. Ltd. (Israel),
  Yankee Deb., 7.75%, 12/15/27
  (Acquired 06/09/00;
  Cost $1,033,091)(a)                 1,200,000       1,012,572
===============================================================

ENTERTAINMENT-1.60%

Callahan Nordrhein Westfalen
  (Germany), Sr. Unsec. Yankee Notes,
  14.00%, 07/15/10 (Acquired
  06/29/00; Cost $447,250)(a)           450,000         461,250
---------------------------------------------------------------
Time Warner Inc.
  Sr. Unsec. Gtd. Deb., 7.57%,
  02/01/24                              305,000         300,297
---------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23        1,000,000       1,149,730
===============================================================
                                                      1,911,277
===============================================================

FINANCIAL (DIVERSIFIED)-1.22%

FMR Corp., Bonds, 7.57%, 06/15/29
  (Acquired 06/17/99; Cost
  $312,339)(a)                          300,000         315,369
---------------------------------------------------------------
Ford Holdings, Inc., Unsec. Gtd.
  Unsub. Deb., 9.30%, 03/01/30          250,000         284,815
---------------------------------------------------------------
ONO Finance PLC (United Kingdom),
  Sr. Unsec. Gtd. Euro Notes,
  13.00%, 05/01/09                      300,000         238,500
---------------------------------------------------------------
Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $600,000)(a)           600,000         617,016
===============================================================
                                                      1,455,700
===============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.73%

Ameristar Casinos, Inc., Sr. Sub.
  Notes, 10.75%, 02/15/09(c)            400,000         410,000
---------------------------------------------------------------
Hollywood Casino Corp.-Class A, Sr.
  Sec. Gtd. Notes, 11.25%, 05/01/07     575,000         620,281
---------------------------------------------------------------
Isle of Capri Casinos, Inc.,
  Unsec. Gtd. Sub. Notes, 8.75%,
  04/15/09                              250,000         233,750
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-(CONTINUED)

MGM Grand, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 06/01/07           350,000   $     376,250
---------------------------------------------------------------
Park Place Entertainment Corp.,
  Sr. Unsec. Sub. Notes, 8.88%,
  09/15/08                              420,000         431,550
===============================================================
                                                      2,071,831
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.92%

Warner Chilcott, Inc.-Series B,
  Sr. Unsec. Gtd. Notes, 12.63%,
  02/15/08                            1,000,000       1,105,000
===============================================================

HOMEBUILDING-0.35%

K Hovnanian Enterprises, Inc.,
  Sr. Unsec. Gtd. Notes, 10.50%,
  10/01/07                              400,000         414,000
===============================================================

HOUSEHOLD PRODUCTS (NON-
  DURABLES)-0.60%

Procter & Gamble Co. (The),
  Putable Deb., 8.00%, 09/01/24         625,000         712,481
===============================================================

INSURANCE (LIFE/HEALTH)-0.28%

Torchmark Corp., Notes, 7.88%,
  05/15/23                              335,000         329,854
===============================================================

INSURANCE (MULTI-LINE)-1.19%

AIG SunAmerica Global Financial IV,
  Sr. Notes, 5.85%, 02/01/06
  (Acquired 01/19/01; Cost
  $248,713)(a)                          250,000         250,890
---------------------------------------------------------------
AIG SunAmerica Global Financing
  II, Sr. Sec. Notes, 7.60%,
  06/15/05 (Acquired 06/08/00;
  Cost $600,000)(a)                     600,000         642,168
---------------------------------------------------------------
GE Global Insurance Holdings
  Corp., Unsec. Notes, 7.75%,
  06/15/30                              500,000         536,190
===============================================================
                                                      1,429,248
===============================================================

INVESTMENT BANKING/BROKERAGE-0.61%

Lehman Brothers Holdings
  Inc.-Series E, Medium Term
  Disc. Notes, 9.37%, 02/10/28(d)     2,200,000         235,246
---------------------------------------------------------------
Salomon Smith Barney Holdings,
  Inc., Notes, 5.88%, 03/15/06          500,000         496,065
===============================================================
                                                        731,311
===============================================================

MANUFACTURING (SPECIALIZED)-0.19%

Tekni-Plex, Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.75%,
  06/15/10                              280,000         231,000
===============================================================

NATURAL GAS-3.20%

Coastal Corp. (The), Sr. Unsec.
  Putable Deb., 6.70%, 02/15/27         400,000         400,124
---------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     1,000,000         911,990
---------------------------------------------------------------
Northern Border Partners, L.P.,
  Sr. Unsec. Gtd. Unsub. Notes,
  7.10%, 03/15/11 (Acquired
  03/14/01; Cost $499,340)(a)           500,000         486,350
---------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes,
  7.63%, 07/15/11                       250,000         259,410
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
NATURAL GAS-(CONTINUED)

TransCanada Pipelines Ltd. (Canada),
  Yankee Deb., 8.63%, 05/15/12          250,000   $     275,775
---------------------------------------------------------------
Williams Cos. (The), Notes,
  6.75%, 01/15/06 (Acquired
  01/11/01; Cost $498,125)(a)           500,000         496,130
---------------------------------------------------------------
Williams Gas Pipeline Center Inc.,
  Sr. Notes, 7.38%, 11/15/06
  (Acquired 02/15/01;
  Cost $516,400)(a)                     500,000         515,035
---------------------------------------------------------------
Williams Holdings of Delaware, Sr.
  Unsec. Deb., 6.25%, 02/01/06          500,000         488,455
===============================================================
                                                      3,833,269
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-2.76%

Global Marine Inc., Sr. Unsec.
  Notes, 7.13%, 09/01/07                800,000         814,184
---------------------------------------------------------------
Petroleum Geo-Services A.S.A.
  (Norway) Sr. Unsec. Yankee Notes,
  7.13%, 03/30/28                       950,000         703,522
---------------------------------------------------------------
  Yankee Notes, 7.50%, 03/31/07         800,000         755,552
---------------------------------------------------------------
R & B Falcon Corp.-Series B, Sr.
  Unsec. Notes, 6.95%, 04/15/08         525,000         527,861
---------------------------------------------------------------
Smith International, Inc., Notes,
  6.75%, 02/15/11                       500,000         495,140
===============================================================
                                                      3,296,259
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-7.01%

Anadarko Petroleum Corp., Unsec.
  Deb., 7.73%, 09/15/96               1,000,000       1,047,160
---------------------------------------------------------------
Anderson Exploration Ltd.
  (Canada), Unsec. Sub. Yankee
  Notes, 6.75%, 03/15/11                375,000         363,810
---------------------------------------------------------------
Burlington Resources Inc., Sr.
  Unsec. Gtd. Notes, 6.68%,
  02/15/11                              250,000         249,687
---------------------------------------------------------------
Canadian Occidental Petroleum
  (Canada), Unsec. Yankee Bonds,
  7.40%, 05/01/28                       500,000         469,980
---------------------------------------------------------------
Chesapeake Energy Corp. Sr. Notes,
  8.13%, 04/01/11 (Acquired
  03/30/01; Cost $113,083)(a)           115,000         112,125
---------------------------------------------------------------
  Series B, Sr. Unsec. Gtd. Sub.
  Notes, 9.63%, 05/01/05                330,000         363,000
---------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.,
  Unsec. Notes, 6.88%, 12/01/07         750,000         738,233
---------------------------------------------------------------
Newfield Exploration Co., Sr.
  Unsec. Unsub. Notes, 7.63%,
  03/01/11                            1,400,000       1,396,500
---------------------------------------------------------------
Noble Affiliates Inc., Sr. Unsec.
  Deb., 7.25%, 08/01/97               1,300,000       1,164,150
---------------------------------------------------------------
Norcen Energy Resources Ltd.
  (Canada), Unsec. Yankee Notes,
  7.38%, 05/15/06                       850,000         889,619
---------------------------------------------------------------
Pioneer Natural Resources Co. Sr.
  Unsec. Gtd. Notes, 9.63%, 04/01/10    750,000         826,875
---------------------------------------------------------------
  Sr. Unsec. Notes,
    8.25%, 08/15/07                     500,000         503,465
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Triton Energy Ltd. (Cayman
  Islands), Sr. Unsec. Yankee
  Notes, 8.88%, 10/01/07                255,000   $     267,113
===============================================================
                                                      8,391,717
===============================================================

OIL (DOMESTIC INTEGRATED)-0.48%

Phillips Petroleum Co., Unsec.
  Notes, 8.75%, 05/25/10                500,000         570,650
===============================================================

OIL (INTERNATIONAL INTEGRATED)-1.94%

YPF Sociedad Anonima (Argentina)
  Yankee Bonds, 9.13%, 02/24/09       1,000,000         990,950
---------------------------------------------------------------
  Yankee Notes, 8.00%, 02/15/04       1,350,000       1,334,003
===============================================================
                                                      2,324,953
===============================================================

POWER PRODUCERS (INDEPENDENT)-0.90%

AES Corp. (The), Sr. Unsec.
  Notes, 9.50%, 06/01/09                500,000         522,500
---------------------------------------------------------------
Calpine Corp., Sr. Unsec. Notes,
  8.50%, 02/15/11                       550,000         550,000
===============================================================
                                                      1,072,500
===============================================================

PUBLISHING (NEWSPAPERS)-3.60%

News America Holdings, Inc.
  Putable Notes, 8.45%, 08/01/34      2,200,000       2,267,936
---------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13      1,850,000       2,042,104
===============================================================
                                                      4,310,040
===============================================================

RAILROADS-0.48%

CSX Corp., Sr. Unsec. Putable
  Deb., 7.25%, 05/01/27                 250,000         258,003
---------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.88%, 08/15/10                      325,000         316,875
===============================================================
                                                        574,878
===============================================================

REAL ESTATE INVESTMENT TRUSTS-0.46%

ERP Operating L.P., Unsec. Notes,
  7.13%, 10/15/17                       600,000         549,360
===============================================================

RETAIL (DRUG STORES)-0.28%

Duane Reade, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.25%,
  02/15/08                              350,000         330,750
===============================================================

SAVINGS & LOAN COMPANIES-0.54%

Washington Mutual, Inc., Sr. Unsec.
  Sub. Notes, 8.25%, 04/01/10           600,000         647,988
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.89%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                              500,000         566,250
---------------------------------------------------------------
United Rentals (North America)
  Inc., Sr. Unsec. Gtd. Notes,
  10.75%, 04/15/08 (Acquired
  04/12/01; Cost $500,000)(a)           500,000         503,750
===============================================================
                                                      1,070,000
===============================================================

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
SOVEREIGN DEBT-7.13%

Quebec (Province of) (Canada),
  Yankee Deb., 7.50%, 07/15/23          750,000   $     790,313
---------------------------------------------------------------
Republic of Argentina
  (Argentina), Unsec. Unsub.
  Notes, 11.75%, 04/07/09             1,500,000       1,224,750
---------------------------------------------------------------
Republic of Brazil (Brazil)
  Bonds, 11.63%, 04/15/04             1,228,000       1,255,630
---------------------------------------------------------------
  Unsub. Notes, 14.50%, 10/15/09      2,415,000       2,578,013
---------------------------------------------------------------
Republic of Panama (Panama),
  Bonds, 8.88%, 09/30/27                304,000         277,024
---------------------------------------------------------------
Republic of Turkey (Turkey)
  Bonds, 11.88%, 11/05/04               115,000         105,225
---------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  12.38%, 06/15/09                      115,000         103,069
---------------------------------------------------------------
Republic of Venezuela (Venezuela),
 Unsec. Bonds, 9.25%, 09/15/27        1,683,000       1,169,685
---------------------------------------------------------------
  9.25%, 09/15/27                       817,000         569,993
---------------------------------------------------------------
United Mexican States (Mexico),
  Notes, 9.88%, 02/01/10                420,000         453,180
===============================================================
                                                      8,526,882
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-2.45%

American Tower Corp., Sr. Notes,
  9.38%, 02/01/09(c)                    200,000         199,000
---------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Unsec. Notes, 10.75%,
  08/01/11                              570,000         608,475
---------------------------------------------------------------
IWO Holdings, Inc., Sr. Notes,
  14.00%, 01/15/11(c)                   400,000         382,000
---------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Unsec. Notes, 13.50%, 05/15/09        400,000          94,000
---------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 9.50%, 02/01/11(c)             600,000         504,000
---------------------------------------------------------------
Nextel International Inc., Sr.
  Unsec. Unsub. Notes, 12.75%,
  08/01/10                              320,000         212,800
---------------------------------------------------------------
SBA Communications Corp., Sr.
  Notes, 10.25%, 02/01/09(c)            440,000         440,000
---------------------------------------------------------------
Spectrasite Holdings, Inc.-Series B,
  Sr. Unsec. Sub. Notes,
  12.50%, 11/15/10                      500,000         495,000
===============================================================
                                                      2,935,275
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.54%

360networks Inc. (Canada)
  Sr. Unsec. Sub. Yankee Notes,
  12.00%, 08/01/09                      500,000          70,000
---------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
  12/15/05                              500,000          70,000
---------------------------------------------------------------
MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                              500,000         505,035
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 11.25%,
  01/15/09                            1,600,000         328,000
---------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Yankee Notes,
  13.00%, 05/15/09                    1,000,000         875,000
===============================================================
                                                      1,848,035
===============================================================

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
TELEPHONE-1.96%

Intermedia Communications
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(b)                   550,000   $     456,500
---------------------------------------------------------------
  Sr. Unsec. Notes, 9.50%,
  03/01/09                              900,000         850,500
---------------------------------------------------------------
NTELOS Inc., Sr. Unsec. Notes,
  13.00%, 08/15/10                      425,000         303,875
---------------------------------------------------------------
Qwest Capital Funding Inc., Unsec.
  Gtd. Notes, 7.90%, 08/15/10
  (Acquired 08/24/00;
  Cost $731,136)(a)                     700,000         736,906
===============================================================
                                                      2,347,781
===============================================================

TRUCKERS-0.55%

North American Van Lines Inc., Sr.
  Sub. Notes, 13.38%, 12/01/09(c)       730,000         660,650
===============================================================

WASTE MANAGEMENT-2.71%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09          370,000         382,950
---------------------------------------------------------------
Waste Management, Inc. Sr. Unsec.
  Notes, 7.13%, 12/15/17                900,000         817,902
---------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
  08/01/26                            2,000,000       2,038,280
===============================================================
                                                      3,239,132
===============================================================
    Total U.S. Dollar Denominated
      Non-Convertible Bonds &
      Notes (Cost $91,975,119)                       89,297,845
===============================================================

U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS &
  NOTES-10.47%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.53%

Charter Communications, Inc., Conv.
  Bonds, 5.75%, 10/15/05 (Acquired
  10/25/00; Cost $1,500,000)(a)       1,500,000       1,835,625
===============================================================

COMMUNICATIONS EQUIPMENT-0.41%

Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 07/15/05 (Acquired 07/20/00;
  Cost $750,000)(a)                     750,000         495,000
===============================================================

COMPUTERS (HARDWARE)-0.09%

Candescent Technologies Corp., Sr.
  Conv. Unsec. Gtd. Sub. Deb., 8.00%,
  05/01/03 (Acquired 03/07/00; Cost
  $480,000)(a)(e)(f)                    600,000         108,000
===============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-1.08%

ASM Lithography Holding N.V.
  (Netherlands), Conv. Yankee Notes,
  4.25%, 11/30/04 (Acquired 04/05/00;
  Cost $1,507,813)(a)                 1,250,000       1,287,500
===============================================================

ELECTRONICS (SEMICONDUCTORS)-0.79%

TranSwitch Corp., Conv. Unsec.
  Unsub. Notes, 4.50%, 09/12/05
  (Acquired 09/06/00; Cost
  $1,250,000)(a)                      1,250,000         945,312
===============================================================

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
FINANCIAL (DIVERSIFIED)-0.85%

Verizon Global Funding
  Corp.,-Series REGS, Conv. Euro
  Bonds, 4.25%, 09/15/05           $  1,000,000   $   1,018,873
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.41%

Roche Holding A.G., Conv. Notes,
  0.29%, 01/19/15 (Acquired
  03/10/00; Cost $624,812)(a)(d)        650,000         488,313
===============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.12%

Kerr-McGee Corp., Conv. Notes,
  5.25%, 02/15/10                     1,000,000       1,338,750
===============================================================

SERVICES (ADVERTISING/MARKETING)-1.15%

Lamar Advertising Co., Conv.
  Unsec. Notes, 5.25%, 09/15/06       1,300,000       1,373,125
===============================================================

SOVEREIGN DEBT-2.51%

Brazil (Republic of), Bonds,
  8.88%, 04/15/24                     4,462,000       3,002,703
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.53%

Nextel Communications, Inc., Sr.
  Conv. Notes, 5.25%, 01/15/10
  (Acquired 02/15/00; Cost
  $1,055,000)(a)                      1,000,000         638,750
===============================================================
    Total U.S. Dollar Denominated
      Convertible Bonds & Notes
      (Cost $13,910,455)                             12,531,951
===============================================================

NON-U.S. DOLLAR DENOMINATED BONDS
  & NOTES-2.90%

FRANCE-0.53%

Vivendi Environnement (Services-
  Commercial & Consumer), Sr.
  Conv. Gtd. Bonds, 1.50%,
  01/01/05                       EUR    250,000         633,930
===============================================================

NETHERLANDS-0.95%

KPNQwest N.V.
  (Telecommunications-Long
  Distance), Sr. Euro Notes,
  8.88%, 02/01/08 (Acquired
  01/12/01; Cost $1,040,391)(a)  EUR  1,100,000         861,032
---------------------------------------------------------------
Tele1 Europe B.V.
  (Telecommunications-Long
  Distance), Sr. Notes, 12.38%,
  02/01/08 (Acquired 01/24/01;
  Cost $347,338)(a)              EUR    370,000         280,260
===============================================================
                                                      1,141,292
===============================================================

NORWAY-0.25%

Enitel ASA (Telecommunications-Long
  Distance), Sr. Unsec. Unsub.
  Euro Notes, 12.50%, 04/15/10   EUR    630,000         299,081
===============================================================

U.S.A.-0.88%

Federal National Mortgage
  Association (U.S. Government
  Agency), Notes, 7.25%,
  06/20/02                       NZD  2,000,000         838,390
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
U.S.A.-(CONTINUED)

John Hancock Global Funding Ltd.
  (Insurance-Life/Health)-Series
  99-H, Sr. Sec. Sub. Medium Term
  Notes, 6.75%, 02/15/06         AUD    400,000   $     208,869
===============================================================
                                                      1,047,259
===============================================================

UNITED KINGDOM-0.29%

Jazztel PLC (Telephone), Sr.
  Unsec. Euro Notes, 14.00%,
  04/01/09                       EUR    300,000         141,331
---------------------------------------------------------------
ONO Finance PLC
  (Financial-Diversified), Sr.
  Unsec. Gtd. Euro Notes, 13.00%,
  05/31/09                       EUR    300,000         209,433
===============================================================
                                                        350,764
===============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $5,099,500)                               3,472,326
===============================================================
                                      SHARES
COMMON STOCKS & OTHER EQUITY
  INTERESTS-4.15%

ELECTRIC COMPANIES-3.04%

Mirant Trust I-Series A, $3.13
  Conv. Pfd                              28,300       2,320,600
---------------------------------------------------------------
Reliant Energy, Inc., $1.35 Conv.
  Pfd                                    17,000       1,314,321
===============================================================
                                                      3,634,921
===============================================================

FINANCIAL (DIVERSIFIED)-0.00%

ONO Finance PLC (United Kingdom)
  -Wts., expiring 01/05/09(g)               300               0
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.04%

Pharmacia Corp.-$2.60 Conv. Pfd.
  ACES                                   27,000       1,246,320
===============================================================

HOUSEHOLD FURNISHING &
  APPLIANCES-0.00%

O'Sullivan Industries, Inc.
  Series B-Pfd. Wts., expiring
  11/15/09 (Acquired 06/13/00,
  Cost $0)(a)(g)                            960             528
---------------------------------------------------------------
  Wts., expiring 11/15/09
    (Acquired 06/13/00; Cost
    $0)(a)(g)                               960             528
===============================================================
                                                          1,056
===============================================================

RAILROADS-0.01%

Railamerica Transportation Corp.-
  Wts., expiring 08/15/10 (Acquired
  10/05/00; Cost $0)(a)(g)                  325           6,581
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.00%

Carrier 1 International S.A.
  (Switzerland)-Wts., expiring
  02/15/09 (Acquired 09/03/99;
  Cost $0)(a)(g)                            150           5,324
===============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.06%

Enitel ASA (Norway)-Wts.,
  expiring 04/03/05 (Acquired
  07/14/00; Cost $0)(a)(g)                  630               6
---------------------------------------------------------------

                                                     MARKET
                                      SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

Tele1 Europe Holding A.B-ADR
  (Netherlands)(h)                       17,612   $      65,164
===============================================================
                                                         65,170
===============================================================

TELEPHONE-0.00%

NTELOS Inc.-Wts., expiring
  08/15/10 (Acquired 07/21/00;
  Cost $0)(a)(g)                            425             213
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $4,744,726)                                     4,959,585
===============================================================
                                    PRINCIPAL
                                      AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-13.23%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-11.81%

Pass through certificates,
    7.00%, 06/01/31                $ 14,000,000      14,130,827
===============================================================

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-1.42%

Unsec. Sub. Notes,
    6.25%, 02/01/11                   1,700,000       1,696,124
===============================================================
    Total U.S. Government Agency
      Securities (Cost
      $15,875,626)                                   15,826,951
===============================================================

                                    PRINCIPAL        MARKET
                                      AMOUNT          VALUE
ASSET-BACKED SECURITIES-0.78%

ELECTRIC COMPANIES-0.35%

Beaver Valley II Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                  $    400,000   $     424,768
===============================================================

FINANCIAL (DIVERSIFIED)-0.43%

Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00; Cost $493,835)(a)           500,000         509,155
===============================================================
    Total Asset-Backed Securities
      (Cost $887,719)                                   933,923
===============================================================
                                      SHARES
MONEY MARKET FUNDS-3.41%

STIC Liquid Assets Portfolio(i)       2,041,778       2,041,778
---------------------------------------------------------------
STIC Prime Portfolio(i)               2,041,778       2,041,778
===============================================================
    Total Money Market Funds
      (Cost $4,083,556)                               4,083,556
===============================================================
TOTAL INVESTMENTS-109.58% (Cost
  $136,576,701)                                     131,106,137
===============================================================
OTHER ASSETS LESS
  LIABILITIES-(9.58%)                               (11,460,912)
===============================================================
NET ASSETS-100.00%                                $ 119,645,225
_______________________________________________________________
===============================================================

Investment Abbreviations:

ACES    - Automatically Convertible Exchangeable Securities
ADR     - American Depositary Receipt
AUD     - Australian Dollar
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
EUR     - Euro
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
RAPS    - Redeemable and Putable Securities
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/01 was $17,290,470, which represented 14.45% of the Fund's net assets.
(b) Discounted security at issue. The interest rate represents the coupon rate at which the security will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(g)  Acquired as part of a unit with or in exchange for other securities.
(h)  Non-income producing security.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 12

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $136,576,701)                                 $131,106,137
------------------------------------------------------------
Foreign currencies, at value (cost $41,953)           39,717
------------------------------------------------------------
Receivables for:
  Investments sold                                   436,551
------------------------------------------------------------
  Fund shares sold                                   436,465
------------------------------------------------------------
  Dividends and interest                           2,310,118
------------------------------------------------------------
  Foreign currency contracts outstanding               1,923
------------------------------------------------------------
Other assets                                           3,713
============================================================
    Total assets                                 134,334,624
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           14,171,014
------------------------------------------------------------
  Fund shares reacquired                             268,211
------------------------------------------------------------
  Foreign currency contracts outstanding               9,906
------------------------------------------------------------
Accrued advisory fees                                 21,153
------------------------------------------------------------
Accrued administrative services fees                   4,041
------------------------------------------------------------
Accrued distribution fees                             86,440
------------------------------------------------------------
Accrued trustees' fees                                   908
------------------------------------------------------------
Accrued transfer agent fees                           54,210
------------------------------------------------------------
Accrued operating expenses                            73,516
============================================================
    Total liabilities                             14,689,399
============================================================
Net assets applicable to shares outstanding     $119,645,225
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 51,868,854
____________________________________________________________
============================================================
Class B                                         $ 66,675,713
____________________________________________________________
============================================================
Class C                                         $  1,100,658
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

  Class A                                          5,737,731
____________________________________________________________
============================================================
  Class B                                          7,361,446
____________________________________________________________
============================================================
  Class C                                            121,548
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       9.04
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.04 divided by
      95.25%)                                   $       9.49
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $       9.06
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $       9.06
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Interest                                        $  5,569,455
------------------------------------------------------------
Dividends                                            132,205
------------------------------------------------------------
Dividends from affiliated money market funds          61,338
============================================================
    Total investment income                        5,762,998
============================================================

EXPENSES:

Advisory fees                                        445,670
------------------------------------------------------------
Administrative services fees                          24,723
------------------------------------------------------------
Custodian fees                                        15,410
------------------------------------------------------------
Distribution fees -- Class A                          88,119
------------------------------------------------------------
Distribution fees -- Class B                         358,781
------------------------------------------------------------
Distribution fees -- Class C                           3,753
------------------------------------------------------------
Transfer agent fees                                  246,834
------------------------------------------------------------
Trustees' fees                                         4,943
------------------------------------------------------------
Other                                                 12,918
============================================================
    Total expenses                                 1,201,151
============================================================
Less: Fees waived                                   (313,506)
------------------------------------------------------------
    Expenses paid indirectly                          (5,847)
============================================================
    Net expenses                                     881,798
============================================================
Net investment income                              4,881,200
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (1,634,675)
------------------------------------------------------------
  Foreign currencies                                  37,788
------------------------------------------------------------
  Foreign currency contracts                          78,687
============================================================
                                                  (1,518,200)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                             (349,280)
------------------------------------------------------------
  Foreign currencies                                   3,672
------------------------------------------------------------
  Foreign currency contracts                         (52,530)
============================================================
                                                    (398,138)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                       (1,916,338)
============================================================
Net increase in net assets resulting from
  operations                                    $  2,964,862
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2001             2000
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $   4,881,200    $  11,458,948
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts            (1,518,200)     (27,624,530)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                             (398,138)      12,583,172
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                  2,964,862       (3,582,410)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (2,028,859)      (3,110,833)
--------------------------------------------------------------------------------------------
  Class B                                                        (2,648,380)      (4,335,943)
--------------------------------------------------------------------------------------------
  Class C                                                           (28,190)         (20,220)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --           (1,231)
--------------------------------------------------------------------------------------------
Return of Capital Distributions
  Class A                                                                --       (1,297,698)
--------------------------------------------------------------------------------------------
  Class B                                                                --       (2,088,596)
--------------------------------------------------------------------------------------------
  Class C                                                                --           (9,264)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --           (2,240)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         3,741,304      (14,226,418)
--------------------------------------------------------------------------------------------
  Class B                                                        (9,024,574)     (33,405,587)
--------------------------------------------------------------------------------------------
  Class C                                                           640,763          279,127
--------------------------------------------------------------------------------------------
  Advisor Class*                                                         --         (104,641)
============================================================================================
    Net increase (decrease) in net assets                        (6,383,074)     (61,905,954)
============================================================================================

NET ASSETS:

  Beginning of period                                           126,028,299      187,934,253
============================================================================================
  End of period                                               $ 119,645,225    $ 126,028,299
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 240,200,202    $ 244,842,709
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               172,253           (3,518)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (115,244,270)    (113,726,070)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (5,482,960)      (5,084,822)
============================================================================================
                                                              $ 119,645,225    $ 126,028,299
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.
 14

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Strategic Income Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income, and its secondary investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $113,632,495 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation.

   Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

     Outstanding foreign currency contracts at April 30, 2001 were as follows:

                             CONTRACT TO                        UNREALIZED
SETTLEMENT             -----------------------                 APPRECIATION
   DATE     CURRENCY    DELIVER      RECEIVE       VALUE      (DEPRECIATION)
----------  ---------  ----------   ----------   ----------   --------------
06/08/01       AUD       250,000    $  129,375    $ 127,452       $ 1,923
----------------------------------------------------------------------------
06/29/01       AUD       130,000        64,740       66,263        (1,523)
----------------------------------------------------------------------------
06/25/01       EUR     1,100,000       969,320      975,366        (6,046)
----------------------------------------------------------------------------
06/29/01       NZD     1,900,000       780,900      783,237        (2,337)
============================================================================
                       3,380,000    $1,944,335   $1,952,318       $(7,983)
____________________________________________________________________________
============================================================================


G. Mortgage Dollar Rolls -- The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $1 billion of the Fund's average daily net assets, plus 0.675% on the next $1 billion of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $2.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A shares to 1.50%. For the six months ended April 30, 2001, AIM waived fees of $313,506.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $24,723 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $111,204 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $88,119, $358,781 and $3,753, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $7,732 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $1,397 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,412 and reductions in custodian fees of $4,435 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,847.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $192,650,440 and $186,610,759, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 4,306,483
---------------------------------------------------------
Aggregate unrealized depreciation of
  investment securities                       $(9,826,076)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                    $(5,519,593)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $136,625,730.

NOTE 6-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                      APRIL 30,                    OCTOBER 31,
                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      1,903,183    $ 17,505,066     1,203,928    $ 11,556,535
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        692,756       6,401,338       727,886       7,090,652
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         83,296         773,305        51,395         500,167
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --            25             256
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        158,499       1,453,126       324,043       3,148,620
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        170,915       1,569,404       380,663       3,710,538
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          2,540          23,311         2,405          23,176
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --            70             715
======================================================================================================================
Conversion of Advisor Class shares to Class A shares**:
  Class A                                                             --              --        10,457         105,612
----------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --              --       (10,415)       (105,612)
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,654,137)    (15,216,888)   (2,984,827)    (29,037,185)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,851,459)    (16,995,316)   (4,475,397)    (44,206,777)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (17,016)       (155,853)      (25,784)       (244,216)
======================================================================================================================
                                                                (511,423)   $ (4,642,507)   (4,795,551)   $(47,457,519)
______________________________________________________________________________________________________________________
======================================================================================================================

 * Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 7-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED                       YEAR ENDED OCTOBER 31,
                                                             APRIL 30,     ------------------------------------------------------
                                                              2001(a)      2000(a)     1999      1998(a)       1997      1996(a)
                                                             ----------    -------    -------    --------    --------    --------
Net asset value, beginning of period                          $  9.17      $ 10.13    $ 10.80    $  12.00    $  11.76    $  10.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.38         0.77       0.68        0.91(b)     0.74        0.89
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.14)       (0.99)     (0.66)      (1.27)       0.34        1.44
=================================================================================================================================
    Total from investment operations                             0.24        (0.22)      0.02       (0.36)       1.08        2.33
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.37)       (0.52)     (0.65)      (0.65)      (0.78)      (0.82)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --           --         --          --       (0.06)      (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                               --        (0.22)     (0.04)      (0.19)         --          --
=================================================================================================================================
    Total distributions                                         (0.37)       (0.74)     (0.69)      (0.84)      (0.84)      (0.89)
=================================================================================================================================
Net asset value, end of period                                $  9.04      $  9.17    $ 10.13    $  10.80    $  12.00    $  11.76
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  2.61%       (2.35)%     0.06%      (3.41)%      9.40%      23.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,869      $48,865    $68,675    $102,280    $138,715    $185,126
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.06%(d)     1.21%      1.41%       1.56%       1.44%       1.40%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.57%(d)     1.57%      1.41%       1.56%       1.44%       1.40%
=================================================================================================================================
Ratio of net investment income to average net assets             8.33%(d)     7.84%      6.44%       7.73%       6.18%       8.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                           142%         309%       235%        306%        149%        177%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $50,771,139.

                                                                                           CLASS B
                                                            ---------------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                       YEAR ENDED OCTOBER 31,
                                                            APRIL 30,     -------------------------------------------------------
                                                             2001(a)      2000(a)      1999      1998(a)       1997      1996(a)
                                                            ----------    -------    --------    --------    --------    --------
Net asset value, beginning of period                         $  9.18      $ 10.15    $  10.81    $  12.01    $  11.77    $  10.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.35         0.71        0.62        0.84(b)     0.67        0.82
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.13)       (1.01)      (0.66)      (1.28)       0.33        1.44
=================================================================================================================================
    Total from investment operations                            0.22        (0.30)      (0.04)      (0.44)       1.00        2.26
=================================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.34)       (0.45)      (0.58)      (0.57)      (0.71)      (0.75)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --          --          --       (0.05)      (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                              --        (0.22)      (0.04)      (0.19)         --          --
=================================================================================================================================
    Total distributions                                        (0.34)       (0.67)      (0.62)      (0.76)      (0.76)      (0.82)
=================================================================================================================================
Ratios/Supplemental data:
Net asset value, end of period                               $  9.06      $  9.18    $  10.15    $  10.81    $  12.01    $  11.77
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 2.37%       (3.11)%     (0.52)%     (4.04)%      8.70%      22.15%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net assets, end of period (000s omitted)                     $66,676      $76,680    $118,904    $188,660    $281,376    $333,178
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.71%(d)      1.86%       2.07%       2.21%       2.09%       2.05%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.22%(d)     2.22%       2.07%       2.21%       2.09%       2.05%
=================================================================================================================================
Ratio of net investment income to average net assets            7.68%(d)     7.18%       5.78%       7.08%       5.53%       7.44%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          142%         309%        235%        306%        149%        177%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.11 per share.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily net assets of $72,350,800.

                                                                               CLASS C
                                                              ------------------------------------------
                                                                                           MARCH 1, 1999
                                                              SIX MONTHS                    (DATE SALES
                                                                ENDED       YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,     OCTOBER 31,
                                                               2001(a)        2000(a)          1999
                                                              ----------    -----------    -------------
Net asset value, beginning of period                            $ 9.17        $10.14          $10.78
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.35          0.70            0.33
--------------------------------------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)        (0.12)        (1.00)          (0.63)
========================================================================================================
    Total from investment operations                              0.23         (0.30)          (0.30)
========================================================================================================
Less distributions:
  Dividends from net investment income                           (0.34)        (0.45)          (0.31)
--------------------------------------------------------------------------------------------------------
  Returns of capital                                                --         (0.22)          (0.03)
========================================================================================================
    Total distributions                                          (0.34)        (0.67)          (0.34)
========================================================================================================
Net asset value, end of period                                  $ 9.06        $ 9.17          $10.14
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                   2.48%        (3.12)%         (1.80)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,101        $  484          $  251
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.71%(c)      1.86%           2.07%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)      2.22%           2.07%(d)
========================================================================================================
Ratio of net investment income to average net assets              7.68%(c)      7.18%           5.78%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                            142%          309%            235%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $756,754.
(d)  Annualized.

BOARD OF TRUSTEES                            OFFICERS                           OFFICE OF THE FUND

C. Derek Anderson                            Robert H. Graham                   11 Greenway Plaza
Senior Managing Partner,                     Chairman and President             Suite 100
Plantagenet Capital                                                             Houston, TX 77046
Management, LLC (an investment               Dana R. Sutton
partnership); Chief Executive Officer,       Vice President and Treasurer       INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                 Melville B. Cox                    A I M Advisors, Inc.
                                             Vice President                     11 Greenway Plaza
Frank S. Bayley                                                                 Suite 100
Partner, law firm of                         Gary T. Crum                       Houston, TX 77046
Baker & McKenzie                             Vice President
                                                                                TRANSFER AGENT
Robert H. Graham                             Carol F. Relihan
President and Chief Executive Officer,       Vice President and Secretary       A I M Fund Services, Inc.
A I M Management Group Inc.                                                     P.O. Box 4739
                                             Mary J. Benson                     Houston, TX 77210-4739
Ruth H. Quigley                              Assistant Vice President and
Private Investor                             Assistant Treasurer                CUSTODIAN

                                             Sheri Steward Morris               State Street Bank and Trust Company
                                             Assistant Vice President and       225 Franklin Street
                                             Assistant Treasurer                Boston, MA 02110

                                             Juan E. Cabrera, Jr.               COUNSEL TO THE FUND
                                             Assistant Secretary
                                                                                Kirkpatrick & Lockhart LLP
                                             Jim A. Coppedge                    1800 Massachusetts Avenue, N.W.
                                             Assistant Secretary                Washington, D.C. 20036-1800

                                             Renee A. Friedli                   COUNSEL TO THE TRUSTEES
                                             Assistant Secretary
                                                                                Paul, Hastings, Janofsky & Walker LLP
                                             P. Michelle Grace                  Twenty Third Floor
                                             Assistant Secretary                555 South Flower Street
                                                                                Los Angeles, CA 90071
                                             John H. Lively
                                             Assistant Secretary                DISTRIBUTOR

                                             Nancy L. Martin                    A I M Distributors, Inc.
                                             Assistant Secretary                11 Greenway Plaza
                                                                                Suite 100
                                             Ofelia M. Mayo                     Houston, TX 77046
                                             Assistant Secretary

                                             Lisa Moss
                                             Assistant Secretary

                                             Kathleen J. Pflueger
                                             Assistant Secretary

                                             Stephen R. Rimes
                                             Assistant Secretary

                                             Timothy D. Yang
                                             Assistant Secretary

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                     -------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--


                                  EQUITY FUNDS



     DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                         leadership in the mutual fund industry
        MORE AGGRESSIVE                             MORE AGGRESSIVE                      since 1976 and managed approximately
                                                                                         $154 billion in assets for nine million
AIM Small Cap Opportunities(1)               AIM Latin American Growth                   shareholders, including individual
AIM Mid Cap Opportunities(1)                 AIM Developing Markets                      investors, corporate clients and
AIM Large Cap Opportunities(2)               AIM European Small Company                  financial institutions, as of March 31,
AIM Emerging Growth                          AIM Asian Growth                            2001.
AIM Small Cap Growth(1)                      AIM Japan Growth                                The AIM Family of Funds--Registered
AIM Aggressive Growth                        AIM International Emerging Growth           Trademark-- is distributed nationwide, and
AIM Mid Cap Growth                           AIM European Development                    AIM today is the eighth-largest mutual
AIM Small Cap Equity                         AIM Euroland Growth                         fund complex in the United States in
AIM Capital Development                      AIM Global Aggressive Growth                assets under management, according to
AIM Constellation                            AIM International Equity                    Strategic Insight, an independent mutual
AIM Dent Demographic Trends                  AIM Advisor International Value             fund monitor.
AIM Select Growth                            AIM Worldwide Spectrum                          AIM is a subsidiary of AMVESCAP PLC,
AIM Large Cap Growth                         AIM Global Trends                           one of the world's largest independent
AIM Weingarten                               AIM Global Growth                           financial services companies with $370
AIM Mid Cap Equity                                                                       billion in assets under management as of
AIM Value II                                        MORE CONSERVATIVE                    March 31, 2001.
AIM Charter
AIM Value                                          SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                      MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                 AIM New Technology
AIM Advisor Flex                             AIM Global Telecommunications and Technology
                                             AIM Global Infrastructure
       MORE CONSERVATIVE                     AIM Global Resources
                                             AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Advisor Real Estate
                                             AIM Global Utilities

                                                     MORE CONSERVATIVE



                               FIXED-INCOME FUNDS



TAXABLE FIXED-INCOME FUNDS                   TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                          MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

        MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                      [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--
                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

                                                                      SINC-SAR-1

A I M Distributors, Inc.